THE MONEY STORE AUTO TRUST 1997-2
                                  $225,000,000

                               SUBJECT TO REVISION



                             COMPUTATIONAL MATERIALS

     The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

     Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

     Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

     Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Size:                               $225,000,000
Issuer:                             The Money Store Auto Trust 1997-2
Seller:                             TMS Auto Holdings, Inc.
Servicer:                           The Money Store Auto Finance Inc.
Insurer:                            MBIA Insurance Corporation
Indenture Trustee:                  The Chase Manhattan Bank
Owner Trustee:                      Bankers Trust Delaware
Exp. Pricing:                       Week of June 16, 1997
Exp. Settlement:                    Week of June 23, 1997
Statistical
    Cut-Off Date:                   May 31, 1997

Class                               A-1 NOTES                     A-2 NOTES
                                    ---------                     ---------
Type                                  Fixed                         Fixed
Amount                             $160,000,000                   $60,500,000
Percent                               71.1%                         26.9%
Payment Window (mos.)                 1-29                          29-41
WAL (to call)                        1.114 yrs.                   3.009 yrs.
Mod. Duration                        1.033 yrs.                   2.650 yrs.
Accrued Interest Days                    6                            6
Legal Final                           3/01                         9/03
Ratings(S&P/Moody's)               AAA/Aaa                       AAA/Aaa


Class                                    CERTIFICATES
                                         ------------
Type                                         Fixed
Amount                                    $4,500,000
Percent                                      2.0%
Payment Window (mos.)                        41-41
WAL (to call)                             3.400 yrs.
Mod. Duration                             2.953 yrs.
Accrued Interest Days                          6
Legal Final                                  9/03
Ratings (S&P/Moody's)                       AAA/Aaa

Underwriters:
  Class A Notes:               Smith Barney Inc. (lead), Merrill Lynch & Co.
  Certificates:                Smith Barney Inc. (lead), Merrill Lynch & Co.

Pricing Speed:                 1.7% ABS

                  PERCENT OF INITIAL NOTE PRINCIPAL BALANCE OR
             INITIAL CERTIFICATE BALANCE AT VARIOUS ABS PERCENTAGES

                                 Class A-1 Notes                                     Class A-2 Notes


Distribution             0.5%         1.0%        1.7%        2.5%             0.5%        1.0%         1.7%        2.5%
                         ----                                                  ----
Date
Closing               100.00%      100.00%     100.00%     100.00%          100.00%     100.00%      100.00%     100.00%
Date
07/20/97 ........      97.99%       97.51%      96.83%      96.03%          100.00%     100.00%      100.00%     100.00%
08/20/97 ........      95.62%       94.62%      93.20%      91.52%          100.00%     100.00%      100.00%     100.00%
09/20/97 ........      92.83%       91.26%      89.01%      86.37%          100.00%     100.00%      100.00%     100.00%
10/20/97 ........      89.62%       87.42%      84.27%      80.59%          100.00%     100.00%      100.00%     100.00%
11/20/97 ........      86.40%       83.60%      79.59%      74.90%          100.00%     100.00%      100.00%     100.00%
12/20/97 ........      83.20%       79.81%      74.97%      69.31%          100.00%     100.00%      100.00%     100.00%
01/20/98 ........      79.99%       76.04%      70.41%      63.81%          100.00%     100.00%      100.00%     100.00%
02/20/98 ........      77.23%       72.64%      66.08%      58.42%          100.00%     100.00%      100.00%     100.00%
03/20/98 ........      74.84%       69.70%      62.37%      53.79%          100.00%     100.00%      100.00%     100.00%
04/20/98 ........      72.44%       66.77%      58.69%      49.25%          100.00%     100.00%      100.00%     100.00%
05/20/98 ........      70.02%       63.85%      55.06%      44.78%          100.00%     100.00%      100.00%     100.00%
06/20/98 ........      67.60%       60.95%      51.47%      40.39%          100.00%     100.00%      100.00%     100.00%
07/20/98 ........      65.17%       58.06%      47.92%      36.07%          100.00%     100.00%      100.00%     100.00%
08/20/98 ........      62.72%       55.17%      44.42%      31.84%          100.00%     100.00%      100.00%     100.00%
09/20/98 ........      60.27%       52.31%      40.96%      27.69%          100.00%     100.00%      100.00%     100.00%
10/20/98 ........      57.81%       49.45%      37.55%      23.63%          100.00%     100.00%      100.00%     100.00%
11/20/98 ........      55.33%       46.61%      34.18%      19.66%          100.00%     100.00%      100.00%     100.00%
12/20/98 ........      52.85%       43.79%      30.87%      15.77%          100.00%     100.00%      100.00%     100.00%
01/20/99 ........      50.36%       40.97%      27.61%      11.98%          100.00%     100.00%      100.00%     100.00%
02/20/99 ........      47.86%       38.18%      24.40%       8.29%          100.00%     100.00%      100.00%     100.00%
03/20/99 ........      45.34%       35.40%      21.24%       4.69%          100.00%     100.00%      100.00%     100.00%
04/20/99 ........      42.82%       32.64%      18.14%       1.20%          100.00%     100.00%      100.00%     100.00%
05/20/99 ........      40.29%       29.90%      15.10%       0.00%          100.00%     100.00%      100.00%      94.20%
06/20/99 ........      37.75%       27.17%      12.11%       0.00%          100.00%     100.00%      100.00%      85.50%
07/20/99 ........      35.19%       24.47%       9.19%       0.00%          100.00%     100.00%      100.00%      77.10%
08/20/99 ........      32.63%       21.78%       6.32%       0.00%          100.00%     100.00%      100.00%      68.99%
09/20/99 ........      30.06%       19.11%       3.53%       0.00%          100.00%     100.00%      100.00%      61.18%
10/20/99 ........      27.48%       16.47%       0.79%       0.00%          100.00%     100.00%      100.00%      53.68%
11/20/99 ........      24.89%       13.85%       0.00%       0.00%          100.00%     100.00%       95.05%      46.49%
12/20/99 ........      22.28%       11.25%       0.00%       0.00%          100.00%     100.00%       88.18%      39.63%
01/20/00 ........      19.67%        8.67%       0.00%       0.00%          100.00%     100.00%       81.49%      33.11%
02/20/00 ........      17.05%        6.12%       0.00%       0.00%          100.00%     100.00%       75.01%      26.93%
03/20/00 ........      14.43%        3.59%       0.00%       0.00%          100.00%     100.00%       68.71%      21.09%
04/20/00 ........      11.79%        1.09%       0.00%       0.00%          100.00%     100.00%       62.62%      15.62%
05/20/00 ........       9.14%        0.00%       0.00%       0.00%          100.00%      96.35%       56.74%      10.51%
06/20/00 ........       6.48%        0.00%       0.00%       0.00%          100.00%      89.88%       51.08%       5.78%
07/20/00 ........       3.82%        0.00%       0.00%       0.00%          100.00%      83.49%       45.63%       1.44%
08/20/00 ........       1.14%        0.00%       0.00%       0.00%          100.00%      77.18%       40.40%       0.00%
09/20/00 ........       0.00%        0.00%       0.00%       0.00%           95.92%      70.94%       35.41%       0.00%
10/20/00 ........       0.00%        0.00%       0.00%       0.00%           88.79%      64.80%       30.65%       0.00%
11/20/00 ........       0.00%        0.00%       0.00%       0.00%           81.65%      58.74%       26.14%       0.00%
12/20/00 ........       0.00%        0.00%       0.00%       0.00%           74.48%      52.77%       21.88%       0.00%
01/20/01 ........       0.00%        0.00%       0.00%       0.00%           67.29%      46.89%       17.87%       0.00%
02/20/01 ........       0.00%        0.00%       0.00%       0.00%           60.08%      41.10%       14.12%       0.00%
03/20/01 ........       0.00%        0.00%       0.00%       0.00%           52.84%      35.42%       10.64%       0.00%
04/20/01 ........       0.00%        0.00%       0.00%       0.00%           45.59%      29.83%        7.44%       0.00%
05/20/01 ........       0.00%        0.00%       0.00%       0.00%           38.31%      24.35%        4.52%       0.00%
06/20/01 ........       0.00%        0.00%       0.00%       0.00%           31.02%      18.98%        1.89%       0.00%
07/20/01 ........       0.00%        0.00%       0.00%       0.00%           23.70%      13.71%        0.00%       0.00%
08/20/01 ........       0.00%        0.00%       0.00%       0.00%           16.36%       8.57%        0.00%       0.00%
09/20/01 ........       0.00%        0.00%       0.00%       0.00%            9.00%       3.53%        0.00%       0.00%
10/20/01 ........       0.00%        0.00%       0.00%       0.00%            1.63%       0.00%        0.00%       0.00%
11/20/01 ........       0.00%        0.00%       0.00%       0.00%            0.00%       0.00%        0.00%       0.00%
12/20/01 ........       0.00%        0.00%       0.00%       0.00%            0.00%       0.00%        0.00%       0.00%
01/20/02 ........       0.00%        0.00%       0.00%       0.00%            0.00%       0.00%        0.00%       0.00%
02/20/02 ........       0.00%        0.00%       0.00%       0.00%            0.00%       0.00%        0.00%       0.00%
03/20/02 ........       0.00%        0.00%       0.00%       0.00%            0.00%       0.00%        0.00%       0.00%

Avg.                    1.619        1.384       1.114       0.892            3.806        3.58        3.096       2.434
Life
(years)


----------------------
(1)      The weighted average life of a Security is determined by (i)
         multiplying the amount of each principal payment on a Security by the number of years from the date of the issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial principal amount of the Security.

                  PERCENT OF INITIAL NOTE PRINCIPAL BALANCE OR
             INITIAL CERTIFICATE BALANCE AT VARIOUS ABS PERCENTAGES


                                  Certificates
                 ----------------------------------------------


Distribution             0.5%        1.0%       1.7%        2.5%
Date
Closing               100.00%     100.00%    100.00%     100.00%
Date
07/20/97.........     100.00%     100.00%    100.00%     100.00%
08/20/97.........     100.00%     100.00%    100.00%     100.00%
09/20/97.........     100.00%     100.00%    100.00%     100.00%
10/20/97.........     100.00%     100.00%    100.00%     100.00%
11/20/97.........     100.00%     100.00%    100.00%     100.00%
12/20/97.........     100.00%     100.00%    100.00%     100.00%
01/20/98.........     100.00%     100.00%    100.00%     100.00%
02/20/98.........     100.00%     100.00%    100.00%     100.00%
03/20/98.........     100.00%     100.00%    100.00%     100.00%
04/20/98.........     100.00%     100.00%    100.00%     100.00%
05/20/98.........     100.00%     100.00%    100.00%     100.00%
06/20/98.........     100.00%     100.00%    100.00%     100.00%
07/20/98.........     100.00%     100.00%    100.00%     100.00%
08/20/98.........     100.00%     100.00%    100.00%     100.00%
09/20/98.........     100.00%     100.00%    100.00%     100.00%
10/20/98.........     100.00%     100.00%    100.00%     100.00%
11/20/98.........     100.00%     100.00%    100.00%     100.00%
12/20/98.........     100.00%     100.00%    100.00%     100.00%
01/20/99.........     100.00%     100.00%    100.00%     100.00%
02/20/99.........     100.00%     100.00%    100.00%     100.00%
03/20/99.........     100.00%     100.00%    100.00%     100.00%
04/20/99.........     100.00%     100.00%    100.00%     100.00%
05/20/99.........     100.00%     100.00%    100.00%     100.00%
06/20/99.........     100.00%     100.00%    100.00%     100.00%
07/20/99.........     100.00%     100.00%    100.00%     100.00%
08/20/99.........     100.00%     100.00%    100.00%     100.00%
09/20/99.........     100.00%     100.00%    100.00%     100.00%
10/20/99.........     100.00%     100.00%    100.00%     100.00%
11/20/99.........     100.00%     100.00%    100.00%     100.00%
12/20/99.........     100.00%     100.00%    100.00%     100.00%
01/20/00.........     100.00%     100.00%    100.00%     100.00%
02/20/00.........     100.00%     100.00%    100.00%     100.00%
03/20/00.........     100.00%     100.00%    100.00%     100.00%
04/20/00.........     100.00%     100.00%    100.00%     100.00%
05/20/00.........     100.00%     100.00%    100.00%     100.00%
06/20/00.........     100.00%     100.00%    100.00%     100.00%
07/20/00.........     100.00%     100.00%    100.00%     100.00%
08/20/00.........     100.00%     100.00%    100.00%      66.23%
09/20/00.........     100.00%     100.00%    100.00%      47.64%
10/20/00.........     100.00%     100.00%    100.00%      30.59%
11/20/00.........     100.00%     100.00%    100.00%      15.10%
12/20/00.........     100.00%     100.00%    100.00%       4.85%
01/20/01.........     100.00%     100.00%    100.00%       0.00%
02/20/01.........     100.00%     100.00%    100.00%       0.00%
03/20/01.........     100.00%     100.00%    100.00%       0.00%
04/20/01.........     100.00%     100.00%    100.00%       0.00%
05/20/01.........     100.00%     100.00%    100.00%       0.00%
06/20/01.........     100.00%     100.00%    100.00%       0.00%
07/20/01.........     100.00%     100.00%     94.05%       0.00%
08/20/01.........     100.00%     100.00%     66.78%       0.00%
09/20/01.........     100.00%     100.00%     43.70%       0.00%
10/20/01.........     100.00%      81.49%     24.92%       0.00%
11/20/01.........      91.94%      60.69%     16.93%       0.00%
12/20/01.........      61.90%      40.36%     10.20%       0.00%
01/20/02.........      31.79%      20.52%      4.75%       0.00%
02/20/02.........      10.61%       6.78%      1.43%       0.00%
03/20/02.........       0.00%       0.00%      0.00%       0.00%

Avg.                    4.564       4.492      4.286       3.287
Life
(years)(1)

---------------------
(1) The weighted average life of a Security is determined by (i) multiplying the amount of each principal payment on a Security by the number of years from the date of the issuance of the Security to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial principal amount of the Security.

                            POOL BAL              LOANS          AVG BAL         MIN BAL            MAX BAL

                          $149,115,760.81         15,123        $9,860.20        $1,207.75          30,500.00


WTD AVERAGES

WAC                               19.47%
WAM                               52.57months
WAORT                             54.24months

REMAINING BALANCE                   LOANS                AMOUNT

$0.00 - $2,499.99                     106               228,621.67
$2,500.00 - $4,999.99               1,393             5,542,844.65
$5,000.00 - $7,499.99               2,868            18,233,592.03
$7,500.00 - $9,999.99               3,852            33,717,664.36
$10,000.00 - $12,499.99             3,344            37,395,888.70
$12,500.00 - $14,999.99             2,111            28,755,237.85
$15,000.00 - $17,499.99               928            14,892,528.11
$17,500.00 - $19,999.99               354             6,599,446.97
$20,000.00 - $22,499.99               106             2,230,968.47
$22,500.00 - $24,999.99                39               921,277.27
$25,000.00 - $27,499.99                13               337,732.53
$27,500.00 - $29,999.99                 8               229,458.20
$30,000.00 - $32,499.99                 1                30,500.00

Total:                             15,123           149,115,760.81

ANNUAL INTEREST RATE                    LOANS                AMOUNT

11.000% - 11.999%                           2                27,533.61
12.000% - 12.999%                           1                 7,715.83
13.000% - 13.999%                           2                21,051.11
14.000% - 14.999%                          73             1,098,414.41
15.000% - 15.999%                         250             3,554,239.04
16.000% - 16.999%                         788            10,883,639.72
17.000% - 17.999%                       1,784            22,153,974.53
18.000% - 18.999%                       2,667            30,662,929.97
19.000% - 19.999%                       1,686            17,726,034.11
20.000% - 20.999%                       2,807            25,827,753.14
21.000% - 21.999%                       2,773            20,843,107.80
22.000% - 22.999%                         799             6,316,096.63
23.000% - 23.999%                         491             3,645,936.32
24.000% - 24.999%                         524             3,320,011.42
25.000% - 25.999%                         310             1,975,609.85
26.000% - 26.999%                          65               453,287.19
27.000% - 27.999%                          36               266,823.29
28.000% - 28.999%                          31               186,206.46
29.000% - 29.999%                          34               145,396.38

Total:                                 15,123           149,115,760.81

REMAINING TERM                         LOANS                AMOUNT

Less Than 7 Months
7 Months to 12 Months                     4                 9,847.86
13 Months to 18 Months                  145               437,266.44
19 Months to 24 Months                  533             2,038,584.12
25 Months to 30 Months                  483             2,405,881.65
31 Months to 36 Months                1,971            12,264,575.87
37 Months to 42 Months                1,216             9,391,132.09
43 Months to 48 Months                2,884            25,725,150.27
49 Months to 54 Months                2,077            21,657,897.07
55 Months to 60 Months                4,670            58,167,668.40
61 Months to 66 Months                  906            12,960,986.23
67 Months to 72 Months                  210             3,620,701.42
73 Months to 78 Months                   24               436,069.39

Total:                               15,123           149,115,760.81

LOAN TYPE                           LOANS                AMOUNT

NEW                                   1,056            14,908,400.15
USED                                 14,067           134,207,360.66

Total:                               15,123           149,115,760.81

PRECOMPUTED OR SIMPLE               LOANS                AMOUNT

Precomputed                           6,561            62,050,452.16
Simple                                8,562            87,065,308.65

Total:                               15,123           149,115,760.81

STATE                               LOANS                AMOUNT

CA                                 3,622            30,842,763.38
IL                                 1,295            14,550,454.53
FL                                 1,073            10,714,297.09
TX                                   863             9,640,201.23
GA                                   625             7,656,998.77
NC                                   574             6,267,724.65
NJ                                   579             5,678,672.64
PA                                   434             4,505,752.23
NV                                   451             3,992,376.24
OR                                   527             3,959,335.64
MO                                   378             3,730,187.22
CO                                   410             3,691,298.34
AL                                   357             3,667,067.38
MD                                   278             3,388,209.06
IN                                   324             3,016,596.08
OH                                   293             2,881,437.47
WA                                   279             2,647,247.29
KY                                   276             2,605,910.51
MI                                   222             2,550,787.10
VA                                   218             2,449,822.13
TN                                   206             2,294,488.67
SC                                   209             2,222,725.99
AZ                                   207             2,178,745.56
OK                                   189             1,964,706.48
MS                                   153             1,848,924.29
UT                                   170             1,665,214.08
KS                                   146             1,643,286.71
CT                                   143             1,564,663.58
NM                                   143             1,318,849.92
IA                                    96               916,560.08
MA                                    94               695,261.95
NH                                    72               551,866.38
WI                                    51               462,005.89
RI                                    43               340,216.42
MT                                    37               329,742.84
ME                                    20               148,121.04
ND                                    18               142,230.90
VT                                    17               137,701.54
ID                                    15               137,693.23
SD                                    12                72,318.81
WY                                     2                27,729.10
DE                                     2                15,568.37
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